UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2021

EVERSOURCE ENERGY

(Exact name of registrant as specified in its charter)

Massachusetts	001-05324	04-2147929
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Cadwell Drive, Springfield, Massachusetts, 01104
(Address of principal executive offices, including zip code)

(800) 286-5000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $5.00 par value per share	ES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 13, 2021, Eversource Energy issued (i) $350,000,000 aggregate principal amount of its Senior Notes, Series T, Due 2023 (the “Floating Rate Notes”) and (ii) $300,000,000 aggregate principal amount of its 1.40% Senior Notes, Series U, Due 2026 (the “Fixed Rate Notes” and together with the Floating Rate Notes, the “Notes”), pursuant to an Underwriting Agreement, dated August 10, 2021, among Eversource Energy and Barclays Capital Inc., BofA Securities, Inc., MUFG Securities Americas Inc., TD Securities (USA) LLC and U.S. Bancorp Investments, Inc. as representatives of the underwriters named therein (the “Underwriting Agreement”).

The Notes are Eversource Energy’s unsecured obligations and were issued under the Fifteenth Supplemental Indenture, dated August 1, 2021, between Eversource Energy and The Bank of New York Mellon Trust Company, N.A. (the “Fifteenth Supplemental Indenture”), supplementing the Indenture between Eversource Energy and The Bank of New York Mellon Trust Company, N.A. (as successor trustee), dated as of April 1, 2002 (the “Indenture”).

Interest on the Floating Rate Notes is payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, beginning on November 15, 2021 and ending on the maturity date. Interest on the Fixed Rate Notes is payable semi-annually in arrears on February 15 and August 15 of each year, beginning on February 15, 2022 and ending on the maturity date.

The foregoing summaries of the Underwriting Agreement, the Indenture and the Fifteenth Supplemental Indenture do not purport to be complete and are qualified in their entirety by references to such documents. The Underwriting Agreement and the Fifteenth Supplemental Indenture are filed hereto as Exhibits 1.1 and 4.1, respectively. The Indenture is filed as Exhibit A-3 to Eversource Energy’s 35-CERT, filed April 16, 2002 (File No. 070-09535).

A copy of the opinion of Ropes & Gray LLP relating to the validity of the Notes is filed as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated August 10, 2021, among Eversource Energy and the Underwriters named therein.
4.1	Fifteenth Supplemental Indenture, dated as of August 1, 2021, between Eversource Energy and The Bank of New York Mellon Trust Company, N.A., as Trustee.
4.2	Form of the Senior Notes, Series T, Due 2023 (included as Exhibit A to the Fifteenth Supplemental Indenture filed herewith as Exhibit 4.1).
4.3	Form of the Senior Notes, Series U, Due 2026 (included as Exhibit B to the Fifteenth Supplemental Indenture filed herewith as Exhibit 4.1).
5.1	Legal opinion of Ropes & Gray LLP relating to the validity of the Notes.
23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

[The remainder of this page left blank intentionally.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY
(Registrant)

August 13, 2021	By:	/s/ Emilie G. O’Neil
Emilie G. O’Neil
Assistant Treasurer